Exhibit 10.1

Acquisition and Option Agreement

Dated October 8, 2013

Between

Trio Gold Corp. (TGK) An Alberta Incorporated Company with an office at
#145 – 251 Midpark Blvd.SE Calgary, AB

And

Amarok Resources Inc. (AMOK) a Nevada Incorporated Company with an office at

30021 Tomas Street Suite 300 Rancho Santa Margarita, CA 92688

This agreement sets forth the terms and conditions under which TGK will be assigned AMOK’s interest in the Night Hawk Property and the terms and conditions under which TGK has the option to earn AMOKs interest in the McNeil Gold Property, both properties are located in the Timmins Area of Ontario. A schedule of these properties is attached hereto as Exhibit A (The Night Hawk Property) and
B (The McNeil Property) forming part of this agreement.

AMOK hereby warrants that to the best of its knowledge and belief it owns free and clear of all liens and encumbrances. A 100% interest in the properties outlined in Exhibit A and B attached hereto. (“The Properties”)

Now therefore TGK desires to acquire The Properties and AMOK is desirous of entering into this agreement with TGK under the following terms and conditions.

Now the parties agree that in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party, the parties agree as follows:

The Night Hawk Properties

TGK, by completing and filing with the Department of Mineral Resources in Ontario a GEO-Reference program covering the entire Night Hawk claim block on or before October 14, 2013; One hundred percent (100%) of the Night Hawk claims will be assigned by AMOK to TGK. The 100% interest will be free and clear of any liens or encumbrances, subject only to a 5% net smelter royalty payable to AMOK as defined in the attached Night Hawk Royalty Agreement (Exhibit C).

The McNeil Property

TGK will be assigned 100% of AMOK’s interest in the McNeil property free and clear of all liens and encumbrances upon TGK having complied with the total expenditures as herein outlined.

TGK will expend in exploration costs in Canadian funds which will include administrative overhead fees of 15%. The following:

On or before December 31, 2015	=	$500,000
On or before December 31, 2017	=	$2,000,000
On or before December 31, 2019	=	$2,500,000
Total Expenditures	=	$5,000,000

Upon having completed the above noted expenditures of $5 million Canadian Dollars AMOK will assign free and clear of all liens and encumbrances its entire 100% interest in the property including any and all the assets on the property, subject only to a 5% net smelter royalty to AMOK as defined in the attached McNeil Royalty Agreement (Exhibit D).

Property Maintenance (McNeil Property)

TGK during its earn-in phase shall maintain the McNeil claims and keep them in good standing.

Property Reduction (McNeil Property)

TGK may at any time at its election reduce the size of the property, provided however it must first inform AMOK of its intent to drop claims. AMOK will have 30 days from the date of notice by TGK to acquire the claims that TGK elects to drop, and TGK will upon receipt of AMOK’s notice to acquire the claims will “quite claim” the claims to AMOK free of liens & encumbrances.

Right to Assign

Each party shall have the right under this agreement to assign all or a part of their interest without the written consent of the other party. The assigning party must notify the other party of its assignee.

Operatorship

TGK will be the operator and at its sole discretion make all decisions concerning the exploration, development and mining of the McNeil Property.

Representations and Warranties

Each Part hereto represents to the other that:

A)	It is a corporate body in good standing in its incorporating jurisdiction
B)	It has the power and authority authorized by its board of directors to enter into this agreement

Default

In the event that TGK does not spend the 5 million dollars by December 31, 2019 TGK will have no further right to earn an interest under this agreement and will have earned no interest in the property.

AMOK agrees that upon the execution of this agreement it will provide TGK with all technical and non-technical information and reports in its possession.

This agreement shall be binding upon and shall ensure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

In witness whereof, the parties have executed this agreement as of this 8th day of October, 2013

By: Trio Gold Corp.

Per: /s/ Harry Ruskowsky

  Its: President

Per: /s/ Dan Tataryn

  Its: Director

By: Amarok Resources Inc.

Per: /s/ Roger Janssen

  Its: President and CEO

Per: /s/ Dr. Earl Abbot

  Its: Director

Exhibit "A"
The Night Hawk Property Forming part of the Oct 8, 2013 Agreement between TGK & AMOK
MCNEIL	4269450	2011-Oct-14	2013-Oct-14	A	100%	$6,400
MCNEIL	4269455	2011-Oct-14	2013-Oct-14	A	100%	$6,400
MCNEIL	4269460	2011-Oct-14	2013-Oct-14	A	100%	$6,400
MCNEIL	4269461	2011-Oct-14	2013-Oct-14	A	100%	$6,400
MCNEIL	4269462	2011-Oct-14	2013-Oct-14	A	100%	$6,400
MCNEIL	4269467	2011-Oct-14	2013-Oct-14	A	100%	$6,400
MCNEIL	4269468	2011-Oct-14	2013-Oct-14	A	100%	$6,400
MCNEIL	4269469	2011-Oct-14	2013-Oct-14	A	100%	$6,400
MCNEIL	4269470	2011-Oct-14	2013-Oct-14	A	100%	$3,200
CLEAVER	4269446	2011-Oct-14	2013-Oct-14	A	100%	$3,200
CLEAVER	4269447	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269448	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269449	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269451	2011-Oct-14	2013-Oct-14	A	100%	$3,200
CLEAVER	4269452	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269453	2011-Oct-14	2013-Oct-14	A	100%	$6,000
CLEAVER	4269454	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269456	2011-Oct-14	2013-Oct-14	A	100%	$3,200
CLEAVER	4269457	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269458	2011-Oct-14	2013-Oct-14	A	100%	$1,600
CLEAVER	4269459	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269463	2011-Oct-14	2013-Oct-14	A	100%	$3,200
CLEAVER	4269464	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269465	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269466	2011-Oct-14	2013-Oct-14	A	100%	$6,400
CLEAVER	4269471	2011-Oct-14	2013-Oct-14	A	100%	$800
CLEAVER	4269472	2011-Oct-14	2013-Oct-14	A	100%	$800
ROBERTSON	4268772	2011-Nov-21	2013-Nov-21	A	100%	$6,000
ROBERTSON	4268773	2011-Nov-21	2013-Nov-21	A	100%	$2,800
ROBERTSON	4268774	2011-Nov-21	2013-Nov-21	A	100%	$2,000
MCNEIL	4258796	2011-Oct-14	2013-Oct-14	A	100%	$4,800
MCNEIL	4258797	2012-Jun-19	2014-Jun-19	A	100%	$2,400
MCNEIL	4269473	2011-Oct-14	2013-Oct-14	A	100%	$5,600
MCNEIL	4269474	2011-Oct-14	2013-Oct-14	A	100%	$6,400
MCNEIL	4269475	2011-Oct-14	2013-Oct-14	A	100%	$6,400

Exhibit "B"
The McNiel Property Forming part of the Oct. 8, 2013 Agreement between TGK & AMOK
Township/Area	Claim Number	Recording Date	Claim Due Date	Status	Percent Option	Work Required	Total Applied	Total Reserve	Claim Bank
MCNEIL	1204585	2003-Jul-08	2014-Feb-03	A	100%	$4,000	$28,000	$5,278	$0
MCNEIL	1219237	2003-Dec-08	2014-Jul-06	A	100%	$3,200	$22,400	$6,315	$0
MCNEIL	1219273	2003-Dec-08	2014-Jul-06	A	100%	$1,200	$8,400	$0	$0
MCNEIL	1237005	2006-Oct-02	2014-Oct-02	A	100%	$6,000	$36,000	$32,037	$0
MCNEIL	1237006	2007-May-23	2014-May-23	A	100%	$2,800	$14,000	$0	$0
MCNEIL	1237010	2007-May-23	2014-May-23	A	100%	$6,400	$32,000	$0	$0
MCNEIL	1237100	2007-May-23	2014-May-23	A	100%	$6,400	$32,000	$0	$0
MCNEIL	1237409	2007-May-23	2014-May-23	A	100%	$6,400	$32,000	$0	$0
MCNEIL	1248527	2003-Oct-21	2014-May-19	A	100%	$4,000	$28,000	$16,295	$0
MCNEIL	3010873	2003-Feb-21	2014-Sep-19	A	100%	$6,000	$48,000	$41,690	$0
MCNEIL	3010874	2003-Feb-21	2014-Sep-19	A	100%	$3,200	$25,600	$433,869	$0
MCNEIL	3012718	2003-Jul-17	2014-Feb-12	A	100%	$6,400	$44,800	$51,258	$0
MCNEIL	3012719	2003-Jul-17	2014-Feb-12	A	100%	$4,800	$33,600	$5,278	$0
MCNEIL	4211423	2006-May-03	2014-May-03	A	100%	$6,400	$38,400	$0	$0
MCNEIL	4211424	2006-May-03	2014-May-03	A	100%	$6,400	$38,400	$5,919	$0
MCNEIL	4214664	2007-Apr-03	2014-Apr-03	A	100%	$3,200	$16,000	$7,270	$0
MCNEIL	4214920	2007-Apr-03	2014-Apr-03	A	100%	$6,400	$32,000	$5,279	$0
ROBERTSON	1219270	2003-Dec-08	2014-Jul-06	A	100%	$6,400	$44,800	$3,035	$0
ROBERTSON	1219271	2003-Dec-08	2014-Jul-06	A	100%	$6,400	$44,800	$3,035	$0
ROBERTSON	1219272	2003-Dec-08	2014-Jul-06	A	100%	$6,400	$44,800	$3,035	$0

Exhibit “C”

Night Hawk Royalty Agreement

This agreement is part of the acquisition and option agreement between Trio Gold Corp. (TGK) and Amarok Resources Inc. (AMOK) dated this 8th day of October 2013.

1. For the purpose of this agreement Royalty means 5% of the “net smelter returns” which is the gross revenue from the sale by TGK of all ore mined from The Night Hawk Property and from the sale by TGK of concentrate, doré, metal and other products derived from The Property after the deduction of the following:

A)	All smelting and refining costs, sampling, assaying and treatment charges and penalties including but not limited to metal losses, penalties for impurities and charges for refining, selling and handling by the smelter, refinery or other purchaser (including price participation charges by smelters and/or refiners);
B)	Costs of handling, transporting, securing and insuring such material from the property or from a concentrator, whether situated on or off the property to a smelter, refinery or other place of treatment, and in the case of gold or silver concentrates, security costs.
C)	Ad valorem taxes and taxes based upon sales or production, but not income taxes; and
D)	Marketing costs, including sales commissions, incurred in selling ore, concentrate and metal derived from the property.

2. Right to Purchase:

TGK has the exclusive right and option at any time to buy back 100% of the Royalty by paying AMOK a cash consideration of $10,000,000.00 (CDN) (The Buy Back Option). The buy Back Option may be exercised at any time in part by TGK paying $2,000,000.00(CDN) for each one percent (1%) of the Royalty purchased by TGK.

3. Payment of the Royalty

Payment of the Royalty shall be made by TGK to AMOK within 45 days after the end of each calendar quarter in which Royalty are received by TGK. All royalty payments shall be made in Canadian dollars.

4. All record pertaining to the calculation of The Royalty may be inspected by AMOK once each calendar year during business hours upon providing TGK 72 hours prior written notice of its desire to inspect such records. In the event that TGK has made an error in the royalty payments as determined by an independent party it shall reimburse AMOK with interest of 10% of the unpaid balance.

Exhibit “D”

McNeil Royalty Agreement

This agreement is part of the acquisition and option agreement between Trio Gold Corp. (TGK) and Amarok Resources Inc. (AMOK) dated this 8th day of October 2013.

1. For the purpose of this agreement Royalty means 5% of the “net smelter returns” which is the gross revenue from the sale by TGK of all ore mined from The Night Hawk Property and from the sale by TGK of concentrate, doré, metal and other products derived from The Property after the deduction of the following:

A)	All smelting and refining costs, sampling, assaying and treatment charges and penalties including but not limited to metal losses, penalties for impurities and charges for refining, selling and handling by the smelter, refinery or other purchaser (including price participation charges by smelters and/or refiners);
B)	Costs of handling, transporting, securing and insuring such material from the property or from a concentrator, whether situated on or off the property to a smelter, refinery or other place of treatment, and in the case of gold or silver concentrates, security costs.
C)	Ad valorem taxes and taxes based upon sales or production, but not income taxes; and
D)	Marketing costs, including sales commissions, incurred in selling ore, concentrate and metal derived from the property.

2. Right to Purchase:

TGK has the exclusive right and option at any time to buy back 100% of the Royalty by paying AMOK a cash consideration of $10,000,000.00 (CDN) (The Buy Back Option). The buy Back Option may be exercised at any time in part by TGK paying $2,000,000.00(CDN) for each one percent (1%) of the Royalty purchased by TGK.

3. Payment of the Royalty

Payment of the Royalty shall be made by TGK to AMOK within 45 days after the end of each calendar quarter in which Royalty are received by TGK. All royalty payments shall be made in Canadian dollars.

4. All record pertaining to the calculation of The Royalty may be inspected by AMOK once each calendar year during business hours upon providing TGK 72 hours prior written notice of its desire to inspect such records. In the event that TGK has made an error in the royalty payments as determined by an independent party it shall reimburse AMOK with interest of 10% of the unpaid balance.